UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As we disclosed in our Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009, we have announced changes in our operating structure. Effective January 2009, we began implementing changes built on our Kraft Foods Europe Reorganization and our Organizing For Growth initiative. In line with our strategies, we have evolved how we work in Europe in two key ways:

•

We transitioned our European Biscuit, Chocolate, Coffee and Cheese categories to fully integrated business units, further strengthening our focus on these core categories. To ensure decisions are made faster and closer to our customers and consumers, each category is fully accountable for their results of operations, including marketing, manufacturing and R&D. Category leadership, based in Zurich, Switzerland, will report to the Kraft Foods Europe President, and the country organizations are aligned with the category structure under our Kraft Foods Europe Reorganization and report directly to category management. These business units now comprise the Kraft Foods Europe segment.

•

We have aligned the reporting of our Central Europe operations into our Kraft Foods Developing Markets segment to help build critical scale in these countries. We intend to operate a country-led model in these markets and, as a result, we have no plans to implement the Kraft Foods Europe Reorganization in Central Europe. This change also will keep Kraft Foods Europe management fully focused on implementing their new structure and growing the business.

In addition to this segment realignment in Europe, we have also implemented further changes in our reporting as part of our Organizing For Growth initiative, effective January 1, 2009. Accordingly, we have restated prior period results.

•

We changed our method of valuing our U.S. inventories to the average cost method, whereas in prior years principally all U.S. inventories were valued using the last-in, first-out (“LIFO”) method. With this change all of our inventories will be valued using the average cost method. The change was made to better match revenues and expenses to current costs, to better align our external reporting with our competitors, and to align with our tax basis of accounting. Prior years’ financial statements have been restated to conform to our change in accounting policy. This change did not have a material impact on our inventories, deferred tax assets, nor results from operations.

•

We changed the classification of excise taxes to a net presentation in cost of sales, whereas in prior years excise taxes were classified gross within net revenues and cost of sales. With this change all of our excise and similar taxes will be reported using the net presentation method. The change was made better align our net revenues between various countries and to provide better clarity to net revenues and margins. Prior years’ financial statements have been restated to conform to this change. This change did not have a material impact on our net revenues nor cost of sales.

•

We have revised our cost assignment methodology for headquarter functional costs across our operating structure. This change entailed reclassifying certain costs from marketing, administration and research costs, to cost of sales, and did not have an impact on net earnings.

Effective January 1, 2009, we also adopted the provisions of the following new accounting pronouncements.

•

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of Accounting Research Bulletin No. 51. This statement required us to classify noncontrolling interests in subsidiaries as a separate component of equity instead of within accrued liabilities. Additionally, transactions between an entity and noncontrolling interests are required to be treated as equity transactions. Therefore, they no longer are removed from net income, but rather are accounted for as equity. The adoption of this statement did not have a significant impact on our financial statements.

•

In June 2008, the FASB issued FASB Staff Position Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 considers unvested share-based payment awards with the right to receive nonforfeitable dividends, or their equivalents, as participating securities that should be included in the calculation of EPS under the two-class method. Accordingly, following the adoption of FSP EITF 03-6-1, our restricted and deferred stock awards are considered participating units in our calculation of EPS. The adoption of this statement did not have a significant impact on our financial statements.

Beginning in the first quarter of 2009, we will report our results of operations under the changes in our operating structure, the change in our valuation methodology for U.S. inventories, the change in our classification of excise taxes, the change from revising our cost assignment methodology, and the adoption of the new accounting pronouncements noted above. These changes do not impact the 2009 earnings guidance we updated in February.

Attached as Exhibit 99.1 to this Form 8-K are unaudited financial schedules which provide information regarding restated consolidated statements of earnings, consolidated balance sheets, net revenues, segment operating income, organic revenue, and segment operating income ex-items as of and for the three, six, nine and twelve month periods ended 2008, 2007, and as of and for the twelve month period ended 2006. Exhibit 99.1 also contains unaudited schedules reconciling the prior reported results to the newly restated results for net revenues and operating income.

The attached schedules include non-GAAP financial measures because our management uses this information to monitor and evaluate our operating results and trends on an on-going basis and to facilitate internal comparison to historical operating results. Our management uses non-GAAP financial information and measures internally for operating, budgeting and financial planning purposes.

Our top-line measure is organic net revenues, which excludes the impact of acquisitions, divestitures and currency. Management believes this non-GAAP measure better reflects revenues on a going-forward basis and provides improved comparability of results.

Management uses segment operating income to evaluate segment performance and allocate resources. We believe it is appropriate to disclose this measure to help investors analyze segment performance and trends. Segment operating income excludes unrealized gains and losses on hedging activities (which is a component of cost of sales), certain components of our U.S. pension plan cost (which is a component of cost of sales and marketing, administration and research cost), general corporate expenses and amortization of intangibles for all periods presented. In 2009, we will begin excluding certain components of our U.S. pension plan cost from segment operating income as they are managed centrally. We centrally manage pension plan funding decisions, and determine discount rate, expected rate of return on plan assets and other actuarial assumptions for our U.S. pension plans. Therefore we will allocate only the service cost component of our U.S. pension plan expense to segment operating income. We exclude the unrealized gains and losses on hedging activities from segment operating income in order to provide better transparency of our segment operating results. Once realized, the gains and losses on hedging activities are recorded within segment operating results. We centrally manage interest and other expense and the provision for income taxes. Accordingly, we do not present these items by segment because they are excluded from the segment profitability measure that management reviews.

Operating income, excluding items is considered a non-GAAP financial measure. The term “items” includes asset impairment, exit and implementation costs primarily related to a restructuring program that began in the first quarter of 2004 (the “Restructuring Program”). These restructuring charges include separation-related costs, asset write-downs, and other costs related to the implementation of the Restructuring Program. Other excluded items pertain to asset impairment charges on certain long-lived assets, gains and losses on divestitures, interest from tax reserve transfers from Altria Group, Inc., the favorable resolution of Altria Group, Inc.’s 1996-1999 IRS Tax Audit in 2006, other one-time costs related to our Kraft Foods Europe Reorganization, charges from certain legal matters, and a deferred tax reconciliation item.

Our management believes the non-GAAP information is useful for investors by offering them the ability to facilitate comparisons to historical operating results, better identify trends in our business, and better understand how management evaluates our business. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that affect us. See the schedules attached as Exhibit 99.1 to this Current Report for corresponding reconciliations to GAAP financial measures for the years ended December 31, 2008, 2007 and 2006, and for the quarters in 2008 and 2007. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for each of our results which are prepared in accordance with GAAP. In addition, the non-GAAP measures we use may differ from non-GAAP measures used by other companies.

Safe-Harbor for Forward-Looking Statements

This Report contains forward-looking statements regarding changes we made to further strengthen our focus on core categories and to ensure decisions are made faster and closer to our customers and consumers; our belief that aligning the reporting of our Central Europe operations will build critical scale in those countries and help focus management on implementing their new structure and growing the business; our intent not to implement the Kraft Foods Europe Reorganization in Central Europe; and our belief that these changes will not have a material impact on our financial statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, increased competition, continued volatility in commodity prices, failure to grow our business in developing markets, risks from operating internationally and changes in tax laws. For additional information on these and other factors that could affect our forward-looking statements, see our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Report.

Item 8.01.	Other Events.

The information described above under “Item 7.01. Regulation FD Disclosure” is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Financial Schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
Date: March 25, 2009
/s/ Timothy R. McLevish
	Name:	Timothy R. McLevish
	Title:	Executive Vice President and Chief Financial Officer